SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2003

                              ROWAN COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



            1-5491                            75-0759420
   (COMMISSION FILE NUMBER )        (IRS EMPLOYER IDENTIFICATION NO.)




                             2800 POST OAK BOULEVARD
                                   SUITE 5450
                           HOUSTON, TEXAS  77056-6127
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)



                                 (713) 621-7800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit
Number          Exhibit Description
------          -------------------

99          Press release of Rowan Companies, Inc. dated October 15, 2003


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance provided in SEC Release No. 33-8216.

   On October 15, 2003, Rowan Companies, Inc. issued a press release announcing its results for the third quarter of 2003. The press release is attached as Exhibit 99.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROWAN COMPANIES, INC.

                                By: /s/ E. E. THIELE
                                    -------------------------------------------
                                    E. E. Thiele,
                                    Senior Vice President - Administration
                                    and Finance and Principal Financial Officer


Dated: October 15, 2003

                                INDEX TO EXHIBITS

                               EXHIBIT DESCRIPTION




     Exhibit
     Number                  Exhibit Description
     ------                  -------------------

       99          Press release of Rowan Companies, Inc. dated October 15, 2003

                                                                      EXHIBIT 99

                                                           ROWAN COMPANIES, INC.
NEWS  RELEASE                                2800 POST OAK BOULEVARD, SUITE 5450
                                            HOUSTON, TEXAS  77056 (713) 621-7800

FOR  IMMEDIATE  RELEASE                                   October  15,  2003

HOUSTON,  TEXAS  --  ROWAN  REPORTS  IMPROVED  OPERATING  RESULTS.

     For the three months ended September 30, 2003, Rowan Companies, Inc. (RDC-NYSE) generated net income of $11.6 million, or $.12 per share, on revenues of $193.9 million, compared to a net loss of $6.6 million, or $.07 per share, on revenues of $158.1 million in the second quarter of 2003, and net income of $10.2 million, or $.11 per share, on revenues of $184.2 million in the third quarter of 2002.

     Rowan's offshore rig utilization was 94% during the third quarter of 2003, versus 88% in the second quarter and 93% in the year-earlier period, and our average offshore day rate of $49,100 increased by $9,700, or 25%, from the second quarter and by $7,200, or 17%, from the year-earlier period. Land rig utilization was 72% during the third quarter of 2003, versus 76% in the year-earlier period, and our average land rig day rate of $11,000 increased by $300, or 3%, from the second quarter and by $1,400, or 15%, from the year-earlier period.

     Bob Palmer, Chairman of the Board, commented, "We are pleased to return to profitability, but were disappointed with our third quarter performance.
Unanticipated downtime in our Gulf of Mexico fleet hindered our drilling operations and our manufacturing and aviation financial results were less than we anticipated. Our longer-term outlook, however, remains highly favorable.

     "We believe that foreign drilling markets will continue to attract competitive rigs, further tightening the Gulf of Mexico jack-up market. We are witnessing increasing opportunities abroad for our own harsh environment equipment. We expect that our average Gulf of Mexico jack-up day rates, which increased by 10% in the third quarter, will continue improving during the fourth quarter, and our fleet utilization will again increase. Of course, our optimism is based upon oil and natural gas prices sufficiently high enough to encourage exploration and development drilling by our customers. The prospects for our manufacturing operations are improving as backlog more than doubled during the third quarter to just over $45 million, which is a five-year high."

     Rowan Companies, Inc. is a major provider of international and domestic offshore contract drilling and aviation services. The Company also operates a mini-steel mill, a manufacturing facility that produces heavy equipment for the mining, timber and transportation industries, and a drilling products division that has designed or built about one-third of all mobile offshore jack-up drilling rigs, including all 23 operated by the Company. The Company's stock is traded on the New York Stock Exchange and the Pacific Stock Exchange. Common Stock trading symbol: RDC. Contact: William C. Provine, Vice-President - Investor Relations, 713-960-7575. Website: www.rowancompanies.com

--------------------------------------------------------------------------------
This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, energy demand, the general economy, including inflation, weather conditions in the Company's principal operating areas and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

                             ROWAN  COMPANIES,  INC.
                     CONDENSED  CONSOLIDATED  BALANCE  SHEET
                            Unaudited (In Thousands)

                                                           SEPTEMBER  30
                                                           -------------
                                                           2003       2002
                                                           ----       ----
               ASSETS
Cash and  short-term  investments                     $  50,014    $  168,294
Accounts  receivable                                    120,066       130,412
Inventories                                             199,920       158,161
Other  current  assets                                   65,446         8,726
                                                     ----------    ----------
                Total  current  assets                  435,446       465,593

Property,  plant  and  equipment  -  net              1,686,716     1,538,008
Other  assets                                            19,326        18,418
                                                     ----------    ----------
                TOTAL                             $   2,141,488  $  2,022,019
                                                     ==========    ==========

               LIABILITIES  AND  STOCKHOLDERS'  EQUITY

Current  maturities  of  long-term  debt          $      52,809  $     42,458
Other  current  liabilities                              91,065        76,434
                                                     ----------    ----------
                Total  current  liabilities             143,874       118,892

Long-term  debt                                         552,110       494,848
Other  liabilities                                      317,172       232,409
Stockholders'  equity                                 1,128,332     1,175,870
                                                     ----------    ----------
                TOTAL                             $   2,141,488  $  2,022,019
                                                     ==========    ==========

                           CONSOLIDATED   STATEMENT  OF  OPERATIONS
                    Unaudited  (In  Thousands  Except  Per  Share  Amounts)

                                         For The Three Months          For The Nine Months
                                          Ended September 30,           Ended September30,
                                      -------------------------     -----------------------
                                           2003          2002          2003          2002
                                      ------------  -----------     ---------     ---------
REVENUES:
  Drilling services                     $ 124,582    $ 108,483     $ 297,606     $ 265,450
  Manufacturing sales and services         27,067       28,754        86,738        92,340
  Aviation services                        42,234       46,916        98,994       112,666
                                      ------------  -----------     ---------     ---------
      Total                               193,883      184,153       483,338       470,456
                                      ------------  -----------     ---------     ---------

COSTS AND EXPENSES:
  Drilling services                        86,162       79,091       242,793       229,162
  Manufacturing sales and services         25,199       26,852        80,518        86,896
  Aviation services                        33,327       32,005        86,697        89,681
  Depreciation and amortization            21,740       20,330        62,973        57,332
  General and administrative                6,126        6,434        19,420        19,251
                                      ------------   ----------     ---------     ---------
      Total                               172,554      164,712       492,401       482,322
                                      ------------   ----------     ---------     ---------
INCOME (LOSS) FROM OPERATIONS              21,329       19,441        (9,063)      (11,866)
                                      ------------   ----------     ---------     ---------

OTHER INCOME (EXPENSE):
  Net proceeds from Gorilla V
    settlement                                                                     157,125
  Interest expense                         (5,213)      (5,255)      (14,869)      (15,479)
  Less interest capitalized                 1,004          846         3,457         3,980
  Interest income                             139          945         1,023         3,267
  Other - net                                  38           48           417           433
                                      ------------   ----------     ---------     ---------
      Other income (expense) - net         (4,032)      (3,416)       (9,972)      149,326
                                      ------------  -----------     ---------     ---------

INCOME (LOSS) BEFORE INCOME TAXES          17,297       16,025       (19,035)      137,460
  Provision (credit) for
    income taxes                            5,710        5,861        (6,816)       48,358
                                      ------------  -----------      ---------    ---------
NET INCOME (LOSS)                       $  11,587    $  10,164     $ (12,219)     $ 89,102
                                      ============  ===========     =========     =========

NET INCOME (LOSS) PER COMMON SHARE:
  Basic                                 $     .12   $      .11     $    (.13)     $    .95
                                      ============  ===========     =========     =========
  Diluted                               $     .12   $      .11     $    (.13)     $    .93
                                      ============  ===========     =========     =========
DILUTED  SHARES                            95,877       95,177        93,738        95,433
                                      ============  ===========     =========     =========

                                                                   (CONTINUED)
                                              -2-

                             ROWAN  COMPANIES,  INC.
              CONDENSED  CONSOLIDATED   STATEMENT  OF  CASH  FLOWS
                           Unaudited  (In  Thousands)

                                                               FOR  THE  NINE  MONTHS
                                                                ENDED  SEPTEMBER  30
                                                                --------------------
                                                                 2003           2002
                                                                 ----           ----
CASH  PROVIDED  BY  (USED  IN):
 Operations:
  Net  income  (loss)                                      $    (12,219)   $    89,102
  Adjustments  to  reconcile  net  income  (loss)
   to  net  cash  provided  by (used in) operations:
   Depreciation  and  amortization                               62,973         57,332
   Deferred  income  taxes                                       (6,727)        44,286
   Other -  net                                                  (1,585)         5,341
  Net changes in current assets and liabilities                 (45,202)      (115,329)
  Net changes in other noncurrent assets and liabilities         (1,124)          (218)
                                                              ----------     ----------
 Net  cash  provided  by  (used  in)  operations                 (3,884)        80,514
                                                              ----------     ----------

 Investing  activities:
  Property, plant and equipment additions                      (184,711)      (176,581)
  Proceeds from disposals of property, plant and equipment        6,360          4,387
                                                              ----------     ----------
 Net  cash  used  in  investing  activities                    (178,351)      (172,194)
                                                              ----------     ----------

 Financing  activities:
  Proceeds  from  borrowings                                     84,350         91,097
  Repayments  of  borrowings                                    (34,733)       (34,733)
  Proceeds from stock option and convertible debenture plans      3,876          2,188
  Payment  of  cash  dividends                                                 (23,511)
  Payments  to  acquire  treasury  stock                                       (12,056)
                                                              ----------     ----------
 Net  cash  provided  by  financing  activities                  53,493         22,985
                                                              ----------     ----------
INCREASE  (DECREASE)  IN  CASH  AND  CASH  EQUIVALENTS         (128,742)       (68,695)
CASH  AND  CASH  EQUIVALENTS,  BEGINNING  OF  PERIOD            178,756        236,989
                                                              ----------     ----------
CASH  AND  CASH  EQUIVALENTS,  END  OF  PERIOD               $   50,014     $  168,294
                                                              ==========     ==========

                                       -3-